UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 5, 2026

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 REGULATION FD DISCLOSURE.
Effective October 1, 2025, Becton Dickinson and Company ("BD" or the "Company") reorganized its organizational units into five worldwide business segments: BD Medical Essentials (“Medical Essentials”), BD Connected Care (“Connected Care”), BD BioPharma Systems (“BioPharma Systems”), BD Interventional (“Interventional”) and BD Life Sciences (“Life Sciences”). The Company's segments are strategic businesses that are managed separately because each one develops, manufactures and markets distinct products and services. The segment reorganization did not affect the principal product lines of any organizational unit.
The following table provides an overview of the Company’s reportable segments and their respective organizational units.

Reportable Segment:	Organizational Units:
Medical Essentials	Medication Delivery Solutions, Specimen Management
Connected Care	Medication Management Solutions, Advanced Patient Monitoring
BioPharma Systems	BioPharma Systems (formerly Pharmaceutical Systems)
Interventional	Urology and Critical Care, Peripheral Intervention, Surgery
Life Sciences (1)	Diagnostic Solutions and Biosciences
(1) On July 13, 2025, the Company entered into a definitive agreement to combine its Biosciences and Diagnostic Solutions business with Waters Corporation. Subsequent to the separation and combination, the Life Sciences segment will be eliminated from the Company’s segment reporting, which will consist of the remaining four reportable segments.
In order to assist investors, BD has furnished as Exhibit 99.1 recast historical segment revenues for fiscal year 2025, the quarterly periods within fiscal year 2025, and the corresponding prior year periods to present segment revenues in accordance with the new segment structure.

The information furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”). Details regarding these non-GAAP measures and adjustments can be found in the schedules furnished as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	BD Unaudited Historical Recast Supplemental Revenue Information, which is furnished pursuant to Item 7.01.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Chief Securities and Governance Counsel, Corporate Secretary
Date: February 5, 2026